Exhibit 10.1

AMENDMENT NO. 2 TO
CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT, SECURITY AGREEMENT
AND SECURED CONVERTIBLE PROMISSORY NOTES AND CONSENT

     This Amendment No. 2 to Convertible Note and Warrant Purchase Agreement, Security Agreement and Secured Convertible Promissory Notes and Consent (this “Amendment and Consent”) is made as of April 15th, 2009 (the “Effective Date”) by and among MTI MicroFuel Cells Inc., a Delaware corporation (the “Company”) and each of the “Prior Purchasers” and the “New Purchasers” listed on Exhibit A attached to this Amendment (each a “Purchaser” and together the “Purchasers”), and amends (i) that certain Convertible Note and Warrant Purchase Agreement, dated as of September 18, 2008 and amended February 20, 2009 (the “Purchase Agreement”) between the Company and certain of the Purchasers, (ii) that certain Security Agreement, dated as of September 18, 2008 and amended February 20, 2009 (the “Security Agreement”) between the Company and certain of the Purchasers, and (iii) those certain Secured Convertible Promissory Notes, each dated as of September 18, 2008 and amended February 20, 2009 (the “Notes”) between the Company and certain of the Purchasers.

     WHEREAS, the Company has issued Notes in the aggregate principal amount of $2,700,000, and warrants exercisable for equity securities of the Company (the “Warrants”), to certain of the Purchasers pursuant to the Purchase Agreement, which Notes are secured by all of the assets of the Company in accordance with the provisions of the Security Agreement;

     WHEREAS, the Company and the Purchasers desire to further amend the Purchase Agreement to permit the Company to sell additional Notes and Warrants with an aggregate principal amount of up to $800,000 to certain of the Purchasers who desire to acquire additional Notes and Warrants and in accordance with the schedule set forth on Exhibit A attached hereto, subject to prior written approval of each investment by the Company;

     WHEREAS, the Company and the Purchasers desire to further amend the Notes to extend the Maturity Date (as defined thereunder) from May 31, 2009 to March 31, 2010, and to provide that if the Next Equity Financing (as defined in the Notes) does not occur on or before the Maturity Date, all principal and (at the Company’s option) accrued interest outstanding under all of the Notes shall be converted into equity securities of the Company based upon a Company valuation and on such terms to be agreed upon by the Company and the holders of a majority in interest of the Notes within thirty (30) days following the earlier to occur of (i) the Maturity Date or (ii) the date upon which the aggregate principal amount under all the Notes equals or exceeds $3,500,000, which valuation and terms shall be negotiated in good faith by the Company and a majority in interest of the Notes; and

     WHEREAS, the Purchase Agreement and the Notes may be amended by the Company and holders of at least a majority in interest of the Notes, and the Security Agreement may be amended by Company and each of the Prior Purchasers;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Amendment and Consent agree as follows:

     1. Amendment of Section 1(b)(iii) of the Purchase Agreement. Section 1(b)(iii) of Purchase Agreement is hereby amended to permit the Company to sell additional Notes and Warrants with an aggregate principal amount of up to $800,000 under the Purchase Agreement to such Purchasers who desire to acquire additional Notes and Warrants and in accordance with the schedule set forth on Exhibit A attached hereto, subject to prior written approval of each investment by the Company (electronic acceptable).

     2. Amendment of “Maturity Date” of the Notes. The “Maturity Date” set forth in Section 1 of each of the Notes, and such additional Notes to be issued to the Purchasers as scheduled on Exhibit A attached hereto, shall be amended to provide for an amended “Maturity Date” of March 31, 2010.

     3. Amendment of Section 2(a)(ii) of the Notes. Section 2(a)(ii) of each of the Notes, and such additional Notes, shall be amended and restated in their entirety to read as follows (revised language included below in BOLD ITALICS for reference only):

     “(ii) If the Next Equity Financing does not occur on or before the Maturity Date, all principal and (at the Company’s option) accrued interest outstanding under all of the Notes shall be converted into equity securities of the Company (“Equity Securities”) based upon a Company valuation and on such terms to be agreed upon by the Company and the holders of a majority in interest of the Notes within thirty (30) days following the earlier to occur of (i) the Maturity Date or (ii) the date upon which the aggregate principal amount under all the Notes equals or exceeds $3,500,000, which valuation and terms shall be negotiated in good faith by the Company and a majority in interest of the Notes (a “Negotiated Conversion”). If the Company and holders of a majority in interest of the Notes cannot agree upon the valuation and terms of a Negotiated Conversion, and fail to consummate such Negotiated Conversion within thirty (30) days following the Maturity Date, then all principal and accrued interest outstanding under the Notes shall be due and payable upon demand by the Holders at any time thereafter.”

     4. Amendment of Security Interest. The Security Agreement is hereby amended to provide that the indebtedness represented by the additional Notes to be issued to the Purchasers scheduled on Exhibit A attached hereto shall be secured by all of the assets of the Company in accordance with the provisions of the Security Agreement, and Exhibit A to the Security Agreement shall be amended to include such Purchasers’ additional indebtedness thereunder.

     5. Consent to Amendments and Related Matters. The Company and each of the Purchasers hereby consent to (i) the amendment of the Purchase Agreement and the Notes, (ii) the purchase by the Purchaser(s) set forth on Exhibit A attached hereto of an additional Note(s) and Warrant(s) and the Company’s issuance of a Note(s) and Warrant(s) to such Purchaser(s), and (iii) the inclusion of the indebtedness represented by such additional Note(s) under the Security Agreement and amendment thereof to include such indebtedness as secured thereunder.

     6. Representations and Warranties.

          (a) New Purchasers.

               (i) Each of the New Purchasers hereby represents and warrants to the Company that as of the date of such New Purchaser’s purchase and sale of Notes and Warrants under the Purchase Agreement, as amended (each, a “New Purchaser Closing Date”), such New Purchaser makes the representations and warranties to the Company contained in Section 4 of the Purchase Agreement and that such representations and warranties are true on and as of their respective New Purchaser Closing Dates.

               (ii) Each of the New Purchasers hereby agrees to be bound by all the provisions applicable to “Purchasers” under the Purchase Agreement, including, but not limited to, the lock-up provisions under Section 7 thereof.

          (b) The Company. The Company hereby represents and warrants to each of the New Purchasers that as of the Effective Date hereof, the representations and warranties of the Company contained in Section 3 of the Purchase Agreement are true on and as of the Effective Date.

     7. Miscellaneous.

          (a) Governing Law. This Amendment and Consent and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (b) Counterparts. This Amendment and Consent may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (c) Entire Agreement. Each of the Purchase Agreement, the Security Agreement, and the Notes, as amended to date and by this Amendment and Consent, and the documents referred to herein and therein, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof, respectively, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[Signature Pages Follow]

      The parties have executed this Amendment No. 2 to Convertible Note and Warrant Purchase Agreement, Security Agreement and Secured Convertible Promissory Notes and Consent as of the Effective Date.

COMPANY:

MTI MICROFUEL CELLS INC.

/S/ PENG K. LIM
Peng K. Lim, Chief Executive Officer

PURCHASERS:

MECHANICAL TECHNOLOGY INCORPORATED

/S/ PENG K. LIM
Peng K. Lim, Chief Executive Officer

WALTER L. ROBB

/S/ WALTER L. ROBB
Walter L. Robb

COUNTER POINT VENTURES FUND II, LP

/S/ WALTER L. ROBB
Walter L. Robb, General Partner

[NON-AFFILIATED INVESTOR]

/S/ NON-AFFILIATED INVESTOR
[Non-affiliated Investor]

EXHIBIT A

PRIOR PURCHASERS

MECHANICAL TECHNOLOGY INCORPORATED
WALTER L. ROBB
COUNTER POINT VENTURES FUND II, LP

NEW PURCHASERS

Name and Address of Purchaser	Additional Note(s) Principal and Payment Terms
[Non-affiliated Investor]	$50,000 due on April 15th, 2009.
Counter Point Ventures Fund II, LP Dr. Walter L. Robb, General Partner c/o Vantage Management, Inc. 3000 Troy Schenectady Road Facsimile: (518) 782-0030

Purchaser shall loan to the Company $165,000 due on April 15th, 2009.

Thereafter, Purchaser shall loan to the Company up to $165,000 per month, commencing May 2009, but no more than $750,000 additional principal in the aggregate.

Company must notify Purchaser in writing (electronic acceptable) no less than five (5) business days prior to the beginning of each month of the amount Purchaser must deliver to the Company hereunder by the first business day of the next month (up to, but not to exceed, $165,000 per month).

Company shall issue a Note and Warrant to Purchaser with respect to each monthly loan principal amount received hereunder.